UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 30, 2004
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                    American Home Mortgage Investment Corp.
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            (Exact Name of Registrant as Specified in Its Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 949-3900
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  Entry into a Material Definitive Agreement.

      On August 30, 2004, American Home Mortgage Investment Corp. ("AHM Investment"), through its subsidiaries, American Home Mortgage Corp., American Home Mortgage Servicing, Inc., and American Home Mortgage Acceptance, Inc. (collectively, the "Borrowers"; the Borrowers, AHM Investment and American Home Mortgage Holdings, Inc. ("AHM Holdings"), AHM Investment's other subsidiary, shall be hereinafter collectively referred to as the "Company"), entered into a Credit Agreement with Bank of America, N.A., as administrative agent and swing line lender ("Bank of America"), and a syndicate of other commercial lenders (the "BofA Facility"). The BofA Facility replaces one of the Company's existing credit facilities, under which Residential Funding Corporation served as administrative agent for another syndicate of certain commercial banks (the "RFC Facility"). Approximately $288,142,631 of the proceeds from the BofA Facility were drawn at closing, of which approximately $282,564,107 were used to repay in full the Company's outstanding indebtedness under the RFC Facility, which expired in accordance with its terms on August 30, 2004. Accordingly, the Company's financial obligations under the RFC Facility were fully satisfied upon its expiration.

      The BofA Facility is a committed line of credit in the aggregate amount of $600 million and, upon the occurrence of certain events, may be increased to a maximum aggregate amount of $700 million. The BofA Facility matures on August 29, 2005.

      The Borrowers' obligations under the BofA Facility are guaranteed by AHM Investment and AHM Holdings. The Borrowers' obligations under the BofA Facility are secured by a first priority lien on the mortgage loans, mortgage-backed securities and certain other financial instruments financed by proceeds from the BofA Facility. The BofA Facility contains customary affirmative and negative covenants and conditions regarding the Company's finances and operations.

      The BofA Facility also contains customary events of default. If an event of default occurs and is continuing, the Company might be required to pay all amounts outstanding under such facility. The acceleration of the maturity of the loans made under the BofA Facility is automatic in the event the Company files, or any of its subsidiaries file, for bankruptcy or similar debt relief. Under all other events of default, whether the maturity of the loans will be accelerated is subject to the discretion of the lenders holding 50% or more of loans and commitments under the BofA Facility.

      The description of the BofA Facility set forth above is qualified by each of the Credit Agreement, the Security and Collateral Agency Agreement and the Guaranty filed as Exhibits 10.1, 10.2 and 10.3, respectively, of this Current Report on Form 8-K and incorporated herein by reference.


ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

      10.1  -   Credit Agreement, dated August 30, 2004 (the "Credit
                Agreement"), by and among American Home Mortgage Servicing,
                Inc., American Home Mortgage Corp., American Home Mortgage
                Acceptance, Inc., collectively as Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Calyon Bank New York
                Branch and Deutsche Bank Securities, as Co-Syndication Agents,
                ABN AMRO Bank N.V., Citibank, N.A. and U.S. Bank National
                Association, as Co-Documentation Agents, and Banc of America
                Securities LLC, as Sole Lead Arranger and Sole Book Manager.

      10.2  -   Security and Collateral Agency Agreement, dated August 30, 2004, by and among American Home Mortgage Servicing, Inc., American
                Home Mortgage Corp., American Home Mortgage Acceptance, Inc., collectively as Borrowers, Bank of America, N.A., as Administrative Agent for the Lenders from time to time party to the Credit Agreement, and Deutsche Bank National Trust Company, as Custodian and Collateral Agent.

      10.3  -   Guaranty, dated August 30, 2004, by American Home Mortgage
                Investment Corp. and American Home Mortgage Holdings, Inc., jointly and severally, in favor of the Lenders and Bank of America, N.A., as Administrative Agent for the Lenders, for the Borrowers' obligations under the Credit Agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 3, 2004               AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:  /s/  Alan B. Horn
                                           -----------------------------------
                                          Name:  Alan B. Horn
                                          Title: Executive Vice President and
                                                 General Counsel

                                  EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         10.1 Credit Agreement, dated August 30, 2004 (the "Credit Agreement"), by and among American Home Mortgage Servicing, Inc., American Home Mortgage Corp., American Home Mortgage Acceptance, Inc., collectively as Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, Calyon Bank New York Branch and Deutsche Bank Securities, as Co-Syndication Agents, ABN AMRO Bank N.V., Citibank, N.A. and U.S. Bank National Association, as Co-Documentation Agents, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

         10.2 Security and Collateral Agency Agreement, dated August 30, 2004, by and among American Home Mortgage Servicing, Inc., American Home Mortgage Corp., American Home Mortgage Acceptance, Inc., collectively as Borrowers, Bank of America, N.A., as Administrative Agent for the Lenders from time to time party to the Credit Agreement, and Deutsche Bank National Trust Company, as Custodian and Collateral Agent.

         10.3 Guaranty, dated August 30, 2004, by American Home Mortgage Investment Corp. and American Home Mortgage Holdings, Inc., jointly and severally, in favor of the Lenders and Bank of America, N.A., as Administrative Agent for the Lenders, for the Borrowers' obligations under the Credit Agreement.